UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2018

QRONS INC.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

000-55800	81-3623646
(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Avenue, Suite 500, Miami, Florida 33131

 (Address of principal executive offices) (Zip Code)

(786)-620-2140

(Registrant's telephone number, including area code)

----------------------------------------------------------------------
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the  Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1-Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement

On December 12, 2018, Qrons Inc. (the "Company") further amended (the "Second Amendment") its service agreement, dated December 14, 2017 with Ariel Scientific Innovations Ltd., (the "Services Agreement") to extend the term thereof for an additional twelve-month period until December 14, 2019. The Second Amendment also provides that the Company pay Ariel $17,250 within 30 days of the date of the Amendment and an additional $17,250 on or before May 1, 2019. All other terms and conditions of the Services Agreement not amended remain in effect.

The Services Agreement and first amendment thereto, dated April 12, 2018 were previously filed with the SEC with the Company's Current Reports on Form 8-K on December 15, 2017 and April 16, 2018, respectively.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.14 and incorporated herein in its entirety by reference.

Section 3 – Securities and Trading Markets
Item 3.02 – Unregistered Sales of Equity Securities

On December 10, 2018, the Company awarded Liat Hammer an immediately exercisable five-year option to purchase an aggregate of 145,000 shares of common stock at an exercise price of $2.00 per share in consideration for science advisory services provided to the Company.

On December 10, 2018, the Company awarded Matanel Tfilin an option to purchase an aggregate of 100,000 shares of common stock at $2.00 per share, of which (i) 33,334 shares subject to the option are immediately exercisable for three years (ii) 33,333 shares become exercisable on December 10, 2019 for three years, and (iii) 33,333 shares become exercisable on December 10, 2020 for three years, for stem cell research services provided to the Company.

On December 10, 2018, the Company awarded each of Jonah Meer, Chief Executive Officer of the Company, and Ido Merfeld, President of the Company, an immediately exercisable five-year option to purchase an aggregate of 325,000 shares of common stock at an exercise price of $2.00 per share in consideration for services provided to the Company.

These transactions were exempt from registration under Section 4(a)(2) of the Securities Act of 1933 as not involving any public offering.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.14	Second Amendment Agreement to Services Agreement, dated December 12, 2018, between Ariel Scientific Innovations Ltd. and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QRONS INC.

Date: December 14, 2018	By:	/s/ Jonah Meer
Name: Jonah Meer
Title: Chief Executive Officer

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